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                                                                EXHIBIT 10.62


                     COLLATERAL ASSIGNMENT OF TRADEMARKS
                            (SECURITY AGREEMENT)


     COLLATERAL ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT) dated May 5, 2000, between eFAX.COM, a Delaware corporation ("Pledgor"), and JFAX.COM, Inc., a Delaware corporation, ("Pledgee").

                            W I T N E S S E T H:
                            - - - - - - - - - -

     WHEREAS, Pledgee and Pledgor have entered into that certain Term Loan Agreement dated the date hereof (together with all agreements entered into in connection therewith, the "Financing Agreements"), pursuant to which Pledgee
                           --------------------
has made and may in the future, in its discretion, make certain loans to Pledgor, subject to the terms and provisions of the Financing Agreements;

WHEREAS, Pledgor owns all right, title, and interest in and to, among other things, all the trademarks, United States trademarks and trademark registrations, and the trademark applications and tradenames, set forth on Exhibit A hereto (the "Trademarks"); and
-------                ----------

     WHEREAS, in order to secure Pledgor's obligation to repay the loans under the Financing Agreements ("Obligations") to Pledgee, Pledgor has agreed to
                           -----------
grant to Pledgee a security interest in the Trademarks and the goodwill and certain other assets with respect to the Trademarks, as further set forth herein, and Pledgee has requested Pledgor to enter into this Security Agreement to evidence such security interest.

     NOW THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for valuable consideration received and to be received, as security for the full payment and performance of Pledgor's Obligations, and to induce Pledgee to make loans and advances to Pledgor, Pledgor hereby grants to Pledgee a first priority security interest in:

           (1) the Trademarks;

           (2) all registrations of the Trademarks in any State of the United States and any foreign countries and localities;

           (3) all tradenames, trademarks and trademark registrations hereafter adopted or acquired and used, including, but not limited to, those which are based upon or derived from the Trademarks or any variations thereof (the "Future Trademarks");

           (4) all extensions, renewals, and continuations of the Trademarks and Future Trademarks and the registrations referred to in clause (b) above;


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           (5) all rights to sue for past, present and future infringements of the Trademarks and Future Trademarks;

           (6) all packaging, labeling, trade names, service marks, logos, and trade dress including or containing the Trademarks and Future Trademarks, or a representation thereof, or any variation thereof;

           (7) all licenses and other agreements under which Pledgor is licensor, and all fees, rents, royalties, proceeds or monies thereunder, relating to the Trademarks and Future Trademarks and the use thereof; and

          (8) all goodwill of Pledgor's business connected with, symbolized by or in any way related to the items set forth in clauses (a) through (g) above.

All of the foregoing items set forth in clauses (a) through (h) are hereinafter referred to collectively as the "Collateral."
                                 ----------

     AND Pledgor hereby covenants with Pledgee as follows:

     2. Pledgor's Obligations.   Pledgor agrees that, notwithstanding this
        ---------------------
Security Agreement, it will perform and discharge and remain liable for all its covenants, duties, and obligations arising in connection with the Collateral and any licenses and agreements related thereto. Pledgee shall have no obligation or liability in connection with the Collateral or any licenses or agreements relating thereto by reason of this Security Agreement or any payment received by Pledgee relating to the Collateral, nor shall Pledgee be required to perform any covenant, duty, or obligation of Pledgor arising in connection with the Collateral or any license or agreement related thereto or to take any other action regarding the Collateral or any such licenses or agreement.

     3. Representations and Warranties.  Pledgor represents and warrants to
        ------------------------------
Pledgee that:

           (1) Pledgor is the owner of the Collateral, and, to the best of its knowledge, no adverse claims have been made with respect to its title to or the validity of the Collateral;

           (2) the Trademarks are the only trademarks, trademark registrations, trademark applications and trade names in which Pledgor has any or all right, title and interest as of the date hereof;

           (3) none of the Collateral is subject to any mortgage, pledge, lien, security interest, lease, charge, encumbrance or license (by Pledgor as licensor), except for


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     Pledgee's interests granted hereunder and other security interests or liens permitted under the Financing Agreements; and

           (4) when this Security Agreement is filed in the United States Patent and Trademark Office (the "Trademark Office") and the Pledgee has
                                       ----------------
     taken the other actions contemplated in this Security Agreement and by the Financing Agreements, this Security Agreement will create a legal and valid perfected and continuing first priority lien on and first priority security interest in the Collateral in favor of Pledgee, enforceable against Pledgor and all third parties, subject to no other mortgage, lien, charge, encumbrance, or security or other interest except as permitted under the Financing Agreements.

     4. Covenants.  Pledgor will maintain the Collateral, defend the Collateral
        ---------
against the claims of all persons, and will maintain and renew all registrations of the Collateral; provided however, that Pledgor will not be
                                 -------- -------
required to maintain any Collateral which no longer has any economic value. Pledgor will maintain consistent standards of quality (which Pledgee has reviewed) for the goods and services in connection with which the Trademarks are used as Pledgor maintained for such goods and services prior to entering into this Security Agreement. Pledgee shall have the right to enter upon Pledgor's premises at all reasonable times during normal business hours, or at any time if an Event of Default exists or has occurred and is continuing, to monitor such quality standards. Without limiting the generality of the foregoing, Pledgor shall not permit the expiration, termination or abandonment of such Trademark or Future Trademark without the prior written consent of Pledgee if such expiration, termination or abandonment would have a material adverse effect on the financial condition, operations or business of Pledgor. If, before the Obligations have been satisfied in full and the Financing Agreements have been terminated, Pledgor shall obtain rights to or be licensed to use any new trademark, or become entitled to the benefit of any trademark application or trademark registration, the provisions of Section 1 hereof shall automatically apply thereto and Pledgor shall give Pledgee prompt notice thereof in writing.

     5. Use Prior to Default.  Effective until Pledgee's exercise of its rights
        --------------------
and remedies upon an Event of Default under and as defined in the Financing Agreements (an "Event of Default"), Pledgor shall be entitled to use the Collateral in the ordinary course of its business, subject to the terms and covenants of the Financing Agreements and this Security Agreement.


     6. Remedies Upon Default. Whenever any Event of Default shall occur and be
        ---------------------
continuing, Pledgee shall have all the rights and remedies granted to it in such event by the Financing Agreements, which rights and remedies are specifically incorporated herein by reference and made a part hereof, and any and all rights and remedies of law available to Pledgee. Pledgee in such event may collect directly any payments due to Pledgor in respect of the Collateral and may sell, license, lease, assign, or otherwise dispose of the Collateral in the manner set forth in the Financing Agreements. Pledgor agrees that, in the event of any

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disposition of the Collateral upon and during the continuance of any such Event of Default, it will duly execute, acknowledge, and deliver all documents necessary or advisable to record title to the Collateral in any transferee or transferees thereof, including, without limitation, valid, recordable assignments of the Trademarks or Future Trademarks. In the event Pledgor fails or refuses to execute and deliver such documents, Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact, with power of substitution, to execute, deliver, and record any such documents on Pledgor's behalf. Notwithstanding any provision hereof to the contrary, during the continuance of an Event of Default, Pledgor may sell any merchandise or services bearing the Trademarks and Future Trademarks in the ordinary course of its business and in a manner consistent with its past practices, until it receives written notice from Pledgee to the contrary. The preceding sentence shall not limit any right or remedy granted to Pledgee with respect to Pledgor's inventory under the Financing Agreements or any other agreement now or hereinafter in effect.

     7. Cumulative Remedies. The rights and remedies provided herein are
        -------------------
cumulative and not exclusive of any other rights or remedies provided by law. The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Financing Agreements or any other agreement or instrument delivered in connection therewith.

     8. Amendments and Waivers. This Security Agreement may not be modified,
        ----------------------
supplemented, or amended, or any of its provisions waived except in a writing signed by Pledgor and Pledgee. Pledgor hereby authorizes Pledgee to modify this Security Agreement, following written notice to Pledgor, by amending Exhibit A hereto to include any Future Trademarks.

     9. Waiver of Rights. No course of dealing between the parties to this
        ----------------
Security Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights and remedies of such party or any other party, and no single or partial exercise of any rights or remedies by one party hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies of such party or any other party. No waiver by Pledgee of any breach or default by Pledgor shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

     10. Assignment. The provisions of this Security Agreement shall be binding
         ----------
upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however, that no interest herein or in or to the
                --------
Collateral may be assigned by Pledgor without the prior written consent of Pledgee; and, provided further, that Pledgee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations or any part thereof in accordance with the terms of the Financing Agreements.


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     11. Future Acts. Until the Obligations shall have been paid in full,
         -----------
Pledgor shall have the duty to make applications on material unregistered but registrable as trademarks in any location where Pledgor does business, to prosecute such applications diligently, and to preserve and maintain all rights in the Trademarks and the other Collateral. Any expenses incurred in connection with such applications and other actions shall be borne by Pledgor. Pledgor shall not abandon any right to file a trademark application or registration for any trademark, or abandon any such pending trademark application or registration, without the consent of Pledgee, except to the extent that such abandonment would not have a material adverse effect on the financial conditions, operations or business of Pledgor.


     12. Enforcement. Upon Pledgor's failure to do so after Pledgee's demand,
         -----------
or upon an Event of Default, Pledgee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Trademarks and Future Trademarks and any license thereunder, in which event Pledgor, shall at the request of Pledgee, do any and all lawful acts and execute any and all proper documents required by Pledgee in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify Pledgee or its agents for all costs and expenses incurred by Pledgee in the exercise of its rights under this
Section 11.

     13. Release. At such time as Pledgor shall completely satisfy all of the
         -------
Obligations, and the Financing Agreements have been terminated, other than upon enforcement of Pledgee's remedies under the Financing Agreements after an Event of Default, Pledgee will execute and deliver to Pledgor a release or other instrument as may be necessary or proper to release Pledgor's lien in the Collateral, subject to any dispositions thereof which may have been made by Pledgee pursuant hereto.

     14. Severability. If any clause or provision of this Security Agreement
         ------------
shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such or any other clause or provision in any other jurisdiction.

     15. Notices. All notices, requests and demands to or upon Pledgor or
         -------
Pledgee under this Security Agreement shall be given in the manner prescribed by the Financing Agreements.

     16. Governing Law. This Security Agreement shall be governed by and
         -------------
construed, applied, and enforced in accordance with the federal laws of the United States of America applicable to trademarks and the laws of the State of California, except that no doctrine of choice of law shall be used to apply the laws of any other State or jurisdiction. PLEDGOR AND PLEDGEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY

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HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL
JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 15.



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     17. Supplement. This Security Agreement is a supplement to, and is hereby incorporated into, the Financing Agreements and made a part thereof.

IN WITNESS WHEREOF, the parties have entered into this Security Agreement as of the date first above written.

                                    PLEDGOR

                                    eFAX.com, a Delaware corporation

                                    By:
                                          -------------------------------
                                    Name:
                                          -------------------------------
                                    Title:
                                          -------------------------------


                                    PLEDGEE

                                    JFAX.COM, Inc., a Delaware corporation

                                    By:
                                          -------------------------------
                                    Name:
                                          -------------------------------
                                    Title:
                                          -------------------------------




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